EXHIBIT 10.4

                          WAIVER AND FIFTH AMENDMENT TO

                                CREDIT AGREEMENT

         THIS WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT is made and dated as of September 15, 2000 (the "Fifth Amendment") among SIERRA HEALTH SERVICES, INC. (the "Company"), the Banks party to the Credit Agreement referred to below, and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (the "Agent"), and amends that certain Credit Agreement dated as of October 30, 1998, as amended by that certain First Amendment dated as of November 23, 1998, that certain Second Amendment to Credit Agreement dated as of January 15, 1999, that certain Third Amendment to Credit Agreement dated as of December 14, 1999 and that certain Waiver and Fourth Amendment to Credit Agreement dated as of August 14, 2000 (as further amended or modified from time to time, the "Credit Agreement").

                                    RECITALS

         WHEREAS, the Company has requested that the Agent and the Banks waive certain financial covenants and amend certain other provisions of the Credit Agreement, and the Agent and the Banks are willing to do so, on the terms and conditions specified herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

2. Waiver. By their execution hereof, the Banks hereby waive compliance by the Company with Section 8.14(a) to (c) inclusive of the Credit Agreement for the period from June 30, 2000 through 5:00 p.m., Eastern Time, October 11, 2000. This waiver shall be limited precisely as provided for herein and shall not be deemed to be a waiver or modification of any other term or provision of the Credit Agreement or to be a consent to any other transaction or further action on the part of the Company or any of its Subsidiaries which would require the consent of the Banks under the Credit Agreement.

     3. Amendments. The Credit Agreement is hereby amended as follows:


     3.1 Amendment to Section 1.01.-

(a) The definition of the term "Applicable Margin" in Section 1.01 of the Credit Agreement is hereby amended by deleting the following clause therefrom: "and from August 15, 2000 until September 15, 2000 or such later date as may be determined by Majority Banks, the Applicable LIBOR Rate Margin shall be 3.25% and the Applicable Base Rate Margin shall be 2.25%" and replacing it with the following: "; from August 15, 2000 until otherwise determined by Majority Lenders, the Applicable LIBOR Rate Margin shall be 3.25% and the Applicable Base Rate Margin shall be 2.25%."

         3.2      Amendment to Section 2.04.
                  -------------------------


     (a) Section 2.04 of the Credit Agreement shall be amended by adding the following sentence immediately prior to the end thereof:

"Notwithstanding the foregoing, unless otherwise agreed by Majority Banks, from and after September 15, 2000 no new LIBOR Rate Loan shall have an Interest Period longer than one month."

     3.3 Amendment to Section 2.07(c).


     (a) Section 2.07(c) is hereby amended by adding the following sentence immediately prior to the end thereof:

"Notwithstanding the foregoing, unless otherwise agreed by the Company and the Majority Banks, from and after September 15, 2000 all Net Cash Proceeds shall be delivered to the Agent to the extent provided in Section 8.02 hereof."

         3.4      Amendment to Section 2.10.
                  -------------------------

     (a) Section 2.10 is hereby amended by adding the following subsection immediately prior to the end thereof:

         "(c) Utilization Fee. The Company shall pay to the Agent for the account of each Bank a fee in an amount equal to 2.00% per annum on the aggregate amount of the utilization under this Agreement, computed on a daily basis in arrears. For purposes of calculating utilization under this subsection, the Commitments shall be deemed used to the extent of the Effective Amount of Revolving Loans then outstanding plus the Effective Amount of L/C Obligations then outstanding. The utilization fee shall accrue from September 15, 2000 until otherwise determined by the Majority Banks and shall be due and payable monthly in arrears on the last day of each calendar month, commencing September 30, 2000."

         3.5      Amendment to Section 7.18.
                  -------------------------

     (a) There shall be added to Section 7.18 a new clause (c) reading in its entirety as follows:

         "(c) On or before October 11, 2000, the Company and Agent shall have prepared final versions of the mortgages and deeds of trust, in form and substance reasonably acceptable to Agent, with all legal descriptions attached thereto, for all parcels of real estate owned by the Company and each Non-Restricted Subsidiary."

         3.6      Amendment to Section 7.19.
                  -------------------------

     (a) There shall be added to the Credit Agreement a new Section 7.19 reading in its entirety as follows:

         "7.19    Additional Undertakings.
                  -----------------------

     (a) The Company shall make a presentation to the Banks concerning the financial performance of the Company and its Subsidiaries and setting forth a proposed financial restructuring of the Company and its Subsidiaries and the Obligations at a meeting arranged by Company on or before October 5, 2000. On or before October 3, 2000, the Company and its financial advisor shall deliver to the Banks a written summary of the Company's proposed financial restructuring and the restructuring of the Obligations.

     (b) Without the prior approval of Majority Banks, the Company shall not sell its corporate jet unless the Net Cash Proceeds from such sale will be at least $9,000,000 minus the amount of any Indebtedness secured by Liens permitted pursuant to Section 8.01(n).

         3.7      Amendment to Section 8.01.
                  -------------------------

         (a) Section 8.01 of the Credit Agreement is hereby amended by deleting the period at the end thereof and replacing it with "; and" and by adding the following clause immediately prior to the end thereof:

         "(n) Liens on the Company's jet and replacement parts therefore; provided that (i) such Lien attaches solely to the Company's jet and such replacement parts, (ii) the principal amount of the Indebtedness secured thereby does not exceed $5,000,000 and (iii) the Indebtedness secured thereby is nonrecourse to the Company and its Subsidiaries and their assets, except as expressly provided herein."

         3.8      Amendments to Section 8.02.
                  --------------------------

     (a) Section 8.02 of the Credit Agreement is hereby amended by adding the following sentences immediately prior to the end thereof:

         "Notwithstanding the foregoing, if the Company or any Non-Restricted Subsidiary shall complete any transaction permitted by clauses (b), (d) or (e) above (other than a sale of its corporate jet permitted by the following sentence and other than sales of up to $250,000 of equipment from and after September 15, 2000 otherwise permitted pursuant to subsection (b) above), all Net Cash Proceeds therefrom shall immediately be delivered to the Agent and held as collateral security until a mutually acceptable sharing arrangement between the Company and the Majority Banks has been arranged; provided, that upon the occurrence of an Event of Default any distribution of such proceeds may be made at the discretion of Majority Banks. To the extent that no Event of Default then exists and the sale of the Company's jet is otherwise permitted pursuant to Section 7.19(b), then the Company may retain the Net Cash Proceeds from such sale notwithstanding the foregoing."

         3.9      Amendment to Section 8.04.
                  -------------------------

     (a) Subsection (f) of Section 8.04 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "(f) loans or advances to officers and employees in an aggregate amount not to exceed $2,500,000; provided, however that unless otherwise agreed by Majority Banks, no additional loans or advances shall be made after September 15, 2000; and"

         3.10     Amendment to Section 8.05.
                  -------------------------

     (a) Subsection (d) of Section 8.05 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     "(d) Indebtedness secured by Liens permitted by subsections  8.01(g),  (h),
(i) and (n);"

     4. Representations and Warranties. The Company represents and warrants to the Agent and the Banks that, on and as of the date hereof, and after giving effect to this Fifth Amendment:

         4.1 Authorization. The execution, delivery and performance by the Company of this Fifth Amendment has been duly authorized by all necessary corporate action, and this Fifth Amendment has been duly executed and delivered by the Company.

         4.2 Binding Obligation. This Fifth Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         4.3 No Legal Obstacle to Amendment. The execution, delivery and performance of this Fifth Amendment will not (a) contravene the Organization Documents of the Company; (b) constitute a breach or default under any contractual restriction or violate or contravene any law or governmental regulation or court decree or order binding on or affecting the Company which individually or in the aggregate does or could reasonably be expected to have a Material Adverse Effect; or (c) result in, or require the creation or imposition of, any Lien on any of the Company's properties. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Fifth Amendment or the transactions contemplated hereby or thereby.

         4.4 Incorporation of Certain Representations. After giving effect to the terms of this Fifth Amendment, the representations and warranties of the Company set forth in Article VI of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations relate solely to an earlier specified date.

         4.5 Default. After giving effect to the terms of this Fifth Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

     5. Conditions, Effectiveness. The effectiveness of this Fifth Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to Agent in form and substance satisfactory to Agent on or before September 15, 2000:

     5.1 Execution of Fifth Amendment. The Company, the Agent and the Majority Banks shall have signed a copy hereof and the same shall have been delivered to the Agent.

     5.2 Financial Advisor. The Company shall have engaged a financial advisor reasonably acceptable to the Majority Banks.

         5.3 Security Agreement and Guaranty Affirmations. The Agent shall have received affirmation letters in respect of the Security Agreement and Guaranty, substantially in the form of Exhibit A, from each party thereto.

         5.4 Fees and Expenses. All invoiced fees and expenses of E&Y Restructuring LLC and all Attorney Costs of Mayer, Brown & Platt shall have been paid or provided for and, after giving effect thereto, E&Y Restructuring LLC shall hold a retainer in the amount of $100,000 and Mayer, Brown & Platt shall hold a retainer in the amount of $100,000 for the payment of future fees and expenses.

         6.       Miscellaneous.
                  -------------

         6.1 Effectiveness of the Credit Agreement and the Notes. Except as hereby expressly amended, the Credit Agreement, the Loan Documents and the Notes shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

         6.2 Waivers. This Fifth Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Majority Banks to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

         6.3 Counterparts. This Fifth Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     6.4 Governing Law. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of California.




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



         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered as of the date first written above.

                                SIERRA HEALTH SERVICES, INC.


                                By:     /s/ Erin MacDonald
                                Name:     Erin MacDonald
                                Title:      President

                                BANK OF AMERICA, N.A., as Administrative Agent


                                By:      /s/ Clara Yang Strand
                                Name:      Clara Yang Strand
                                Title:         Managing Director

                                BANK OF AMERICA, N.A., as a Bank


                                By:   /s/ Clara Yang Strand
                                Name:    Clara Yang Strand
                                Title:       Managing Director

                                FIRST UNION NATIONAL BANK, as a Bank


                                By:     /s/ J. Matt Maclver, Jr.

                                Name:     J. Matt Maclver, Jr.
                                Title:       Vice President



                                CREDIT LYONNAIS NEW YORK BRANCH, as
                                a Bank

                                By:   /s/   Charles H. Heidsieck
                                Name:      Charles H. Heidsieck
                                Title:        Sr. Vice President



                                BANK ONE, NA, as a Bank


                                By:     /s/  Bonnie D. Wilson
                                Name:      Bonnie D. Wilson
                                Title:        First Vice President

                                WELLS FARGO BANK, N.A., as a Bank


                                By:
                                Name:
                                Title:


                                UNION BANK OF CALIFORNIA, N.A., as a Bank


                                By:
                                Name:
                                Title:


                                DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN
                                ISLANDS BRANCHES, as a Bank

                                By:     /s/ Ryan Zanin
                                Name:      Ryan Zanin
                                Title:        Managing Director

                                By:    /s/ David Mayhew
                                Name:     David Mayhew
                                Title:       Vice President

                                                           EXHIBIT A to
                                                           Fifth Amendment
                                                           to Credit Agreement

                               September 15, 2000

Sierra Health-Care Options, Inc.
Nevada Administrators, Inc.
Behavioral Healthcare Options, Inc.
Sierra Home Medical Products, Inc.
Family Healthcare Services
Family Home Hospice, Inc.
Sierra Medical Management, Inc.
Sierra Health Holdings, Inc.
Southwest Medical Associates, Inc.
Northern Nevada Health Network, Inc.
Intermed, Inc.
Mohave Valley Hospital, Inc.
Tolemac, Inc.
M.E.G.A., Inc.
CII Financial, Inc.
Southwest Realty, Inc.
Prime Holdings, Inc.
c/o Sierra Health Services, Inc.
2724 North Tenaya Way
Las Vegas, Nevada 89128

        Re:     Sierra Health Services, Inc.

Gentlemen:

        Please refer to (1) the Credit Agreement, dated as of October 30, 1998, as amended by that certain First Amendment dated as of November 23, 1998, that certain Second Amendment dated as of January 15, 1999, that certain Third Amendment to Credit Agreement dated as of December 14, 1999 and that certain Waiver and Fourth Amendment to Credit Agreement dated as of August 14, 2000 (as so amended, the "Credit Agreement"), by and among Sierra Health Services, Inc., as the borrower, the commercial lending institutions party thereto (collectively, the "Lenders") and Bank of America, N.A., as agent (herein, in such capacity, called the "Agent"), (2) the Security Agreement dated August 23, 2000 from each of the addressees in favor of the Lenders and the Agent (the "Security Agreement") and (3) the Guaranty dated August 23, 2000 from each of the addressees in favor of the Lenders and the Agent (the "Guaranty"). Pursuant to a waiver and amendment dated of even date herewith, a copy of which is attached hereto, certain terms of the Credit Agreement were amended. We hereby request that you (i) acknowledge and reaffirm all of your obligations and undertakings under the Security Agreement and Guaranty and (ii) acknowledge and agree that the Security Agreement and Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

        Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.

                                         BANK OF AMERICA, N.A., as Agent


                                         By:      /s/ Clara Yang Strand
                                         Title:      Managing Director

Acknowledged and Agreed to
as of the date hereof

SIERRA HEALTH-CARE OPTIONS, INC.


By:     /s/ Wayne R. Nippe
   Its:       Secretary

NEVADA ADMINISTRATORS, INC.


By:    /s/  D. Sonenstein
   Its:       Secretary

BEHAVIORAL HEALTHCARE OPTIONS, INC.


By:     /s/  Steve Shoop
   Its:     Secretary

SIERRA HOME MEDICAL PRODUCTS, INC.


By:    /s/  Lynn Rosenbach
   Its:       Secretary

FAMILY HEALTHCARE SERVICES


By:     /s/ D. Sivertsen
   Its:       Secretary

FAMILY HOME HOSPICE, INC.


By:    /s/ D. Sivertsen
   Its:      Secretary

SIERRA MEDICAL MANAGEMENT, INC.


By:    /s/  Paul H. Palmer
   Its:       Secretary

SIERRA HEALTH HOLDINGS, INC.


By:     /s/  Erin MacDonald
   Its:      Secretary

SOUTHWEST MEDICAL ASSOCIATES, INC.


By:     /s/  James Marcotte
   Its:        Treasurer

NORTHERN NEVADA HEALTH NETWORK, INC.


By:     /s/  David M. Marlon
   Its:       Secretary

INTERMED, INC.


By:    /s/  D. Sivertsen
   Its:      Secretary

MOHAVE VALLEY HOSPITAL, INC.


By:     /s/  David M. Marlon
   Its:        Secretary

TOLEMAC, INC.


By:    /s/  David M. Marlon
   Its:      Secretary

M.E.G.A., INC.


By:    /s/  Frank Collins
   Its:     Secretary

CII FINANCIAL, INC.


By:     /s/  D. Sonenstein
   Its:       Secretary

SOUTHWEST REALTY, INC.


By:   /s/  Frank Collins
   Its:      Secretary

PRIME HOLDINGS, INC.


By:     /s/  Frank Collins
   Its:        Secretary